                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934




                              February 16, 1994
                --------------------------------------------
              Date of report (Date of earliest event reported)




                                 ADVO, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



         Delaware                       1-11720                 06-0885252
- ----------------------------        ----------------        ------------------
(State or other jurisdiction        (Commission file        (I.R.S. Employer
of incorporation)                   number)                 Identification No.)




  One Univac Lane, P.O. Box 755, Windsor, CT                  06095-0755
- ---------------------------------------------           -----------------------
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:       (203) 285-6100
                                                     --------------------------

Item 5.   Other Events
          ------------

          On February 16, 1994 the Company announced its intention to increase its quarterly dividend 25% from $0.02 to $0.025 or $0.10 annually versus $0.08 commencing with its second fiscal quarter ending March 26, 1994. The record date for this quarter will be April 4, 1994 with a payment date of April 15, 1994. See the text of the press release of the Company, a copy of which is filed herewith as exhibit 20.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          The following exhibit is filed herewith.


Exhibit
No.       Description
- ---       -----------
20        Press release, dated February 16, 1994, issued by the Company.

                                 SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 ADVO, Inc.



Date: February 21, 1994                By:  /s/ David M. Stigler
      -----------------                    -------------------------------
                                            David M. Stigler
                                            Senior Vice President,
                                            Legal and Public Affairs,
                                            General Counsel and Secretary